Sequent Energy Management
Peter Tumminello
President

2010 Analyst Meeting
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may,"
"outlook," "plan," "potential," "predict," "project," "seek," "should," "target," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission.
Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income attributable to AGL Resources Inc. as determined in accordance with GAAP. In addition, the company's EBIT and operating margin may not be comparable to similarly titled measures of another company.
Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com.
Cautionary Statements and Supplemental Information

2010 Analyst Meeting
Business Model: How We Make Money
What We Are:
• A company with a core strength in physical logistics and optimization of transportation and storage
 – Locational spreads (transportation capacity)
 – Physical storage spreads (cash, futures, time)
• A business that adds and creates value by understanding and meeting customers’
 needs as well as by optimizing gas flows from supply basin to market center
 – Service provider (asset management, producer services, power generation fuel supply, and peaking services)
• A leading manager of contractual storage and transportation assets in the Eastern part of the U.S.
• An organization of 150 people supported by strong systems, processes and controls
What We Are Not:
• Holder of large outright speculative positions
 – Modest risk limits (VaR, credit, basis)
• Financial market-maker

2010 Analyst Meeting
Sequent’s business model
includes a portfolio of assets
and services that enable it to
capture value in a variety of
market conditions.

In any given year:
 • Sequent has the ability to
 capture value in a dynamic
 environment
 • 2007 - more “normal” levels of activity
 • 2008 - price volatility and transportation gains
 • 2009 - basis collapsed, storage spreads strong
 • 2010 - expanded regions and new fee-based
   services, transportation spreads weaker

2010 Analyst Meeting
Weighted average portfolio
credit rating of A*
As of March 31, 2010
* Based on 60-day net credit exposure.
Maintaining Strong Credit Metrics

2010 Analyst Meeting
Compound
Annual
Growth Rates
Operating Margin
2001 - 2009 = 25%
2004 - 2009 = 15%
EBIT
2001 - 2009 = 27%
2004 - 2009 = 14%
Note: Operating margin and EBIT above excludes the Compass Energy
Services business, which is part of the Wholesale Services segment.
Sequent Earnings Trendline

2010 Analyst Meeting
Story of Growth

8
2010 Analyst Meeting

2009 Results
• Delivered strong results and the business was materially enhanced
• Strong financial results
 – $47MM of EBIT
 – Storage rollout value of $30MM
• Significant deal additions in AMAs, fuel supply for power generation and retail aggregators, and producer capacity management
• Acquisition provides significant position in the Midwest
• Good cost and headcount control
• Good growth and contribution from commercial and industrial (C&I)
 business
• Balanced set of assets:
 – Assets
 – Services / fee-based
 – Producers

2010 Analyst Meeting
• More than 60 significant transactions pepper the map
• Sequent has earned the reputation as a leading asset manager

2010 Analyst Meeting
Copyright © ISO/RTO Council, all rights reserved.
A Head Start on SPARK

2010 Analyst Meeting
Mitigation Plan
• Continue adding services and fee-
 based transactions
• Fuel supply to power generators
• Fuel supply to retail aggregators
• Continue geographic diversity of
 portfolio
• Opportunistically acquire
 transportation
Volatility Challenges

2010 Analyst Meeting
Storage Spreads Still Healthy

2010 Analyst Meeting
2010 Outlook
• Off to a good start with $43 million of reported EBIT, including $22 million of hedge gains
• Gas pricing outlook continues to be driven by shale gas development, potential coal-to-gas switching, and weather
 – Transportation portfolio expected to be challenged
• Continue to add new transactions with fee-based characteristics
• Pursue new transportation capacity where current value is at or near variable transportation costs
• Focus on maximizing returns from capital
• Realize potential from recent acquisitions
• Renew material Asset Management Agreements (AMAs)
• Continue C&I growth
• Maintain focus on cost control
• Raise the bar on personnel performance and development